SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 18, 2003 (February  18, 2003)
_____________________________________

Date of Report (Date of Earliest Event Reported)

Mylan Laboratories Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-9114	25-1211621
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

130 7th Street, Suite 1030 Pittsburgh, Pennsylvania		15222
(Address of principal executive offices)		(Zip Code)

(412) 232-0100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events.

         A copy of Mylan Laboratories Inc. Investor Presentation is attached as exhibit 99.1.

Item 7. Financial Statements and Exhibits.

     (c)     Exhibits.

              99.1   Powerpoint presentation dated February 18, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN LABORATORIES INC. By: /s/ Robert J. Coury Robert J. Coury Vice Chairman and C.E.O.

DATE:   February 26, 2003
Pittsburgh, Pennsylvania